BBT CONSULTING GROUP LTD
1941 New York Ave.                                      Office: (718) 377-1028
Brooklyn, NY 11210                                         Fax: (718) 377-1028

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September 8, 1999


Mr J. Michel de MONTIGNY, president
GSI TECHNOLOGIES INC.


Re:  I.B.C. CORPORATION - Mandate

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Dear Mr de Montigny:

This letter is to confirm our agreement, whereby you will engage our firm to assist you in your mandate to obtain a (NASD) OTC Bulletin Board listing for the common shares of I.B.C. CORPORATION.

The Major work required:

Phase 1 (becoming public)

o    Engaging and paying SEC qualified attorney;

o    Filing Form D for financing (506) with an appropriate  state commission;

o    Filing Form 10 with SEC to become reporting company;

o    Filing with various state regulatory bodies, as necessary;

o    Legal opinion letter (guaranteeing that all the rules have been followed);

o    Arranging for transfer agent;

o    Arranging for 50 shareholders;

o    Interfacing with all professional help and organising the information flow.

Phase II (getting listed)

o    Arranging for marketmakers;

o    Assistance in filing Form C-211 to get approved and listed for trading.

BBT will be responsible for all securities related legal work, that is , our counsel will be engaged to complete this work. For your information please note, that our SEC attorney is Irving Rothstein of Heller, Horowitz & Feit of New York, NY.

However, the cost and oversight of all accounting and audit requirements will be your responsibility.

Our fees for the above is :

o    25 000$ U.S. payable immediately;

o    25 000$ U.S. payable after the listing ;

o    500 000 common shares and 500 000 warrants ;



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And the  expected  time to  accomplish  the  listing is  approximately  four (4)
months.

If you are in agreement, please sign bellow and accompany your response with a deposit of 25 000$ U.S.

Sincerely,




DAVID AMSEL



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AGREED AND ACCEPTED BY :


                           and                          on            , 1999
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MICHEL de MONTIGNY             PIERRE SAINT-AUBAIN